UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22137

Oppenheimer Master Loan Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2013

Item 1. Reports to Stockholders.

September 30, 2013

Oppenheimer Master Loan Fund, LLC	Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

TABLE OF CONTENTS

ANNUAL REPORT
4	Top Holdings and Allocations
5	Fund Performance Discussion
10	Fund Expenses
12	Statement of Investments
30	Statement of Assets and Liabilities
31	Statement of Operations
32	Statements of Changes in Net Assets
33	Financial Highlights
34	Notes to Financial Statements
45	Report of Independent Registered Public Accounting Firm
46	Board Approval of the Fund’s Investment Advisory Agreement
49	Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments
50	Directors and Officers Bios
56	Privacy Policy Notice

Portfolio Managers

Margaret Hui, CFA

Joseph Welsh, CFA

Shares of Oppenheimer Master Loan Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

2	OPPENHEIMER MASTER LOAN FUND, LLC

PERFORMANCE

Average Annual Total Returns
For the Periods Ended 9/30/13
1-Year	5-Year	Since Inception (10/31/07)
7.45%	8.16%	5.65%

The Fund’s benchmark, the Credit Suisse Leveraged Loan Index,1 returned 5.83% for the 12 months ended September 30, 2013.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

1. The Credit Suisse Leveraged Loan Index is a representative index of tradable, senior secured, U.S. dollar-denominated, non-investment-grade loans. Indices cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

3	OPPENHEIMER MASTER LOAN FUND, LLC

TOP HOLDINGS AND ALLOCATIONS

Top Ten Corporate Loans Industries
Commercial Services & Supplies	9.7%
Media	8.7
Health Care Equipment & Supplies	6.6
Hotels, Restaurants & Leisure	6.0
Energy Equipment & Services	4.4
Chemicals	4.1
Diversified Telecommunication Services	3.4
Health Care Providers & Services	2.8
Auto Components	2.8
Aerospace & Defense	2.8

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on net assets.

Credit Rating Breakdown	NRSRO Only Total
AAA	1.1%
BBB	0.8
BB	22.5
B	63.9
CCC	8.3
Unrated	3.4

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of September 30, 2013, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

4	OPPENHEIMER MASTER LOAN FUND, LLC

FUND PERFORMANCE DISCUSSION

The Fund produced a total return of 7.45% during the 12-month reporting period, relative to its benchmark, the Credit Suisse Leveraged Loan Index, which returned 5.83%. Senior bank loans continued to perform positively and were far less impacted by the volatility throughout fixed-income markets towards the end of the period.

MARKET OVERVIEW

The reporting period began near the start of an economic rebound following disappointing employment data, sluggish housing markets, the ongoing impact of the European debt crisis, and slowing growth in the emerging markets. Investor sentiment improved dramatically during the fall of 2012 when the unemployment rate declined sharply, housing sales and prices climbed, and the European Central Bank announced credible measures to address weakness in its banking system. In addition, U.S. investors were encouraged when the Federal Reserve (the “Fed”) launched an open-ended quantitative easing program involving monthly purchases of $85 billion of U.S. government securities. The quantitative easing program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low.

These measures generally proved effective, as evidenced by mildly accelerating economic growth, labor market gains, and higher housing prices over the first quarter of 2013. Manufacturing activity also expanded, as did exploration-and-production activity surrounding domestic sources of oil and gas. In light of the nation’s improved economic prospects, several broad measures of stock market performance set new record highs in the spring. These developments also supported credit conditions in the high yield bond market and the senior loan market.

Investor sentiment shifted dramatically in late May, when remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that the central bank would begin to back away from its quantitative easing program sooner than most analysts had expected. Newly cautious investors sparked heightened volatility among longer-term, fixed-rate bonds, causing prices of U.S. government securities to fall and their yields to rise. In addition, stocks and corporate-backed bonds gave back some of their previous gains.

Despite heightened turbulence among fixed-rate bonds, bank loans exhibited little volatility due to their floating interest rates, which climbed, on average, as investors anticipated a shift to a more moderately accommodative monetary policy. In addition, leveraged loans were supported by robust demand from investors seeking shelter from the volatility affecting fixed-rate securities in a rising interest-rate environment. Meanwhile, the bank loan market’s leverage ratios remained well below their 2007 peak.

5	OPPENHEIMER MASTER LOAN FUND, LLC

FUND PERFORMANCE DISCUSSION

U.S. financial markets stabilized over the final months of the reporting period when investors came to the realization that an end to the quantitative easing program did not necessarily imply an imminent increase in short-term interest rates. In addition, an objective view of recent economic data revealed that, in a slow-but-steady economic recovery, inflation, employment, and GDP growth remained well below the Fed’s previously stated targets.

FUND PERFORMANCE

In anticipation of a strong leveraged loan market, we generally maintained a constructive investment posture throughout the 12-month reporting period. We maintained a tilt towards higher yielding credits with “single-B” credit ratings. This strategy proved successful, enabling the Fund to earn higher levels of current income as credit conditions improved in tandem with the broader U.S. economy.

Our credit selection strategy was especially effective in the broadcasting sector, where the issuer of one of the Fund’s holdings benefited from its recovery from bankruptcy and the acquisition of the company by a publicly traded media conglomerate. Strong credit selections also led to significant outperformance in the materials and diversified media sectors.

The Fund encountered mildly disappointing results in just a few sectors of the benchmark. Returns from the lodging-and-gaming industry were hindered by the financial struggles of an Atlantic City casino. In the energy sector, results were dampened by the bankruptcy of an oil-and-gas producer, as well as less severe issues affecting an oil refiner. The industrials/manufacturing, metals-and-minerals and information technology sectors also lagged market averages during the reporting period.

STRATEGY & OUTLOOK

As of the reporting period’s end, we expect volatility to continue to affect fixed-rate bonds, especially if the Fed begins to taper off its quantitative easing program later this year. Such an action could continue to fuel increased demand for senior loans. In addition, we anticipate that the U.S. economic recovery will continue to advance modestly over the foreseeable future, providing additional support for lower rated securities.

Consequently, we have maintained the Fund’s constructive posture, including an emphasis on B-rated credits that, in our analysis, offer high yields and sound credit fundamentals. In addition, we intend to remain watchful for opportunities to purchase credits that may be temporarily mispriced relative to current business fundamentals and future business prospects.

6	OPPENHEIMER MASTER LOAN FUND, LLC

Comparing the Fund’s Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in shares of the Fund held until September 30, 2013. Performance is measured from the inception of the Fund on October 31, 2007. The Fund’s performance reflects reinvestment of all dividends and capital gains distributions. Past performance cannot guarantee future results.

The Fund’s performance is compared to the Credit Suisse Leveraged Loan Index, a representative index of tradable, senior secured, U.S. dollar-denominated, non-investment-grade loans. The Index is unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7	OPPENHEIMER MASTER LOAN FUND, LLC

FUND PERFORMANCE DISCUSSION

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of the Fund at 9/30/13

1-Year  7.45%      5-Year  8.16%       Since Inception (10/31/07)  5.65%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment.

8	OPPENHEIMER MASTER LOAN FUND, LLC

NOTES

The Fund’s returns in the graph do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce any gains you may realize if you sell your shares.

Shares of Oppenheimer Master Loan Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

The Fund commenced operations on 10/31/07.

9	OPPENHEIMER MASTER LOAN FUND, LLC

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	OPPENHEIMER MASTER LOAN FUND, LLC

Actual	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During 6 Months Ended September 30, 2013
	$1,000.00	$1,027.50	$1.93

Hypothetical (5% return before expenses)
	1,000.00	1,023.16	1.93

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2013 is as follows:

Expense Ratio
0.38%

The expense ratio reflects reduction to voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    September 30, 2013

	Principal Amount	Value
Corporate Loans—92.9%
Consumer Discretionary—27.2%
Auto Components—2.8%
Affinia Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 4/25/20[1]	$932,663	$934,994
Federal Mogul Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 2.098%-2.118%, 12/29/14[1]	1,674,634	1,648,916
Tranche C, 2.118%, 12/28/15[1]	748,163	736,673
FleetPride, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[1]	2,617,681	2,539,151
Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.75%, 4/30/19[1]	2,215,000	2,232,997
Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 5/10/18[1]	1,170,438	1,181,410
Metaldyne LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 12/18/18[1]	1,118,503	1,126,891
Remy International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/5/20[1]	747,658	750,462
Schaeffler AG, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.25%, 1/27/17[1]	1,590,000	1,597,553
Sequa Automotive Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 11/15/18[1]	1,926,398	1,933,622
TI Group Auto Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/28/19[1]	2,985,000	3,003,656
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/23/20[1]	3,022,425	3,033,759
Transtar Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 10/9/18[1]	777,113	781,970
UCI International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/26/17[1]	948,349	955,462
		22,457,516
Automobiles—0.0%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 5.333%, 8/3/13[2]	8,695,844	27,175
Distributors—1.0%
99 Cents Only Stores, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.25%-6.164%, 1/11/19[1]	1,418,174	1,423,493
Capital Automotive LP, Sr. Sec. Credit Facitlites1st Lien Term Loan, 6%, 4/30/20[1]	1,660,000	1,703,575
Container Store, Inc., Sr. Sec. Credit Facilties 1st Lien Term Loan, Tranche B, 5.50%, 4/6/19[1]	1,314,549	1,321,944
Sprouts Farmers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 4/23/20[1]	1,438,118	1,444,410
Toys R US Property Co. I LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 6%, 7/31/19[1]	1,980,000	1,952,785
		7,846,207
Diversified Consumer Services—2.2%
Audio Visual Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 11/9/18[1]	5,638,000	5,708,475

12	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Diversified Consumer Services Continued
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 6/15/18[1]	$4,093,453	$4,108,803
Learning Care Group No. 2, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 5/8/19[1]	2,359,088	2,360,562
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/23/18[1]	2,061,452	2,064,029
Sedgwick Claims Management Service, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/12/18[1]	178,756	179,314
Sedgwick Claims Management Service, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8%, 12/12/18[1]	450,000	457,313
TransFirst Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 12/27/17[1]	1,756,175	1,759,833
TransFirst Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 6/27/18[1]	1,335,000	1,356,694
		17,995,023
Hotels, Restaurants & Leisure—6.0%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/22/16[1]	1,810,666	1,829,340
American Seafoods Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/18/18[1]	6,681,542	6,670,404
CCM Merger, Inc./MotorCity Casino, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 3/1/17[1]	2,461,302	2,483,222
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities Term Loan, 4.429%, 1/28/18[1]	6,961,906	6,258,099
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.429%, 1/28/18[1]	3,633,554	3,300,858
Corner Investment Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11%, 11/2/19[1]	4,000,000	4,100,000
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.169%, 6/30/14[1,3]	4,595,570	4,546,657
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.169%, 6/30/14[1,3]	2,280,134	2,255,866
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 2L, 3.43%, 11/2/14[1]	2,528,348	2,420,894
Horseshoe Baltimore, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.25%, 7/2/20[1]	1,165,000	1,199,950
Jacobs Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 10/29/18[1]	3,712,500	3,733,383
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/24/18[1]	2,421,195	2,441,877
Pinnacle Operating Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/15/18[1]	2,878,479	2,896,470
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 13.775%, 5/20/18[1,3]	3,350,508	3,182,983

13	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure Continued
US Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 3/31/19[1]	$1,740,638	$1,736,831
		49,056,834
Household Durables—2.0%
KIK Custom Products, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/29/19[1]	2,563,575	2,517,110
KIK Custom Products, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 10/29/19[1]	1,570,000	1,556,263
Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/27/19[1]	1,737,864	1,738,402
Renfro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 1/30/19[1]	1,892,358	1,889,992
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 8/19/19[1]	2,215,000	2,209,463
SRAM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%-5.178%, 4/10/20[1]	1,012,231	1,014,761
Steinway Musical Instruments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Lien, Tranche B, 4.75%, 9/13/19[1]	950,000	954,750
Steinway Musical Instruments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.25%, 9/11/20[1]	415,000	421,225
Sun Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/20[1]	2,336,367	2,268,222
Wilton Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 8/30/18[1]	1,879,324	1,846,435
		16,416,623
Leisure Equipment & Products—1.8%
Caesars Entertainment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.25%, 4/25/17[1]	7,070,000	7,140,700
Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 9/17/20[1]	5,180,000	5,180,539
Stockbridge/SBE Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 13%, 5/2/17[1]	2,441,667	2,614,048
		14,935,287
Media—8.7%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/9/16[1]	5,326,076	5,177,947
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.05%, 7/15/16[2,3]	2,304,850	230,485
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.50%-5.50%, 7/2/19[1]	1,315,000	1,295,276
Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 0.432%, 12/31/13[2,3]	521,671	2,611
Clear Channel Capital I LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.929%, 1/30/19[1]	3,020,848	2,798,060

14	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Media Continued
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.829%, 1/29/16[1]	$2,008,459	$1,899,249
DG FastChannel, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 7/26/18[1]	2,215,596	2,221,135
Formula One, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/30/19[1]	2,927,993	2,959,103
FoxCo Acquisition Sub LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/14/17[1]	3,597,827	3,621,062
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[1]	5,435,735	4,862,716
Granite Broadcasting Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 5/23/18[1]	1,147,145	1,156,437
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.75%, 10/12/19[1]	1,063,333	1,070,976
Hemisphere Media Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 7/30/20[1]	1,127,175	1,134,220
Hoyts Cinemas Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 5/30/20[1]	558,600	557,553
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.25%, 4/2/18[1]	2,552,118	2,562,753
Lions Gate Entertainment Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5%, 7/19/20[1]	3,000,000	3,027,501
Live Nation Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 8/14/20[1]	1,030,000	1,028,713
McGraw-Hill Global Education Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9%, 3/22/19[1]	1,666,625	1,689,541
Media General, Inc., Sr. Sec. Credit Faciliities 1st Lien Term Loan, Delayed Draw, Tranche B, 3.25%, 7/31/20[1]	3,650,000	3,663,658
Mediacom Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.50%, 10/23/17[1]	1,346,904	1,351,535
Merrill Communications LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%-8.384%, 3/8/18[1]	515,000	518,433
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 6/9/17[1]	4,742,594	4,766,368
Quebecor Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.25%, 7/31/20[1]	1,230,000	1,217,700
RCN Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 3/1/20[1]	3,301,892	3,322,529
Radio One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 3/31/16[1]	1,351,522	1,387,423
Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[1]	1,361,600	1,367,840
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/26/20[1]	1,025,000	1,054,469
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 3/1/20[1]	2,975,000	2,968,027
WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 10/12/19[1]	4,047,383	4,054,972

15	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Media Continued
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/1/19[1]	$7,397,825	$7,456,394
		70,424,686
Multiline Retail—0.5%
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 5/22/18[1]	2,738,138	2,666,883
Neiman Marcus Group, Inc., Sec. Credit Facilities 1st Lien Term Loan, 4%, 5/16/18[1]	1,658,497	1,657,288
		4,324,171
Specialty Retail—2.0%
Anchor Hocking LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 5/21/20[1]	2,029,912	2,051,111
Burlington Coat Factory Investments Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%-5.50%, 2/23/17[1]	3,026,068	3,038,929
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/26/19[1]	4,400,379	4,452,083
Jo-Ann Stores, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 3/16/18[1]	3,626,942	3,629,209
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 10/16/19[1]	1,624,032	1,633,676
Toys R US Delaware, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 6%, 9/1/16[1]	892,091	875,141
Tranche B2, 5.25%, 5/25/18[1]	875,903	841,523
		16,521,672
Textiles, Apparel & Luxury Goods—0.2%
Visant Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/22/16[1]	1,295,000	1,260,602
Consumer Staples—3.8%
Beverages—0.6%
Ferrara Candy Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 6/18/18[1]	5,177,788	4,999,802
Food & Staples Retailing—1.7%
Albertsons LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/21/19[1]	2,711,974	2,711,127
Albertsons LLC, Sr. Sec. Credit Facilities Incremental 1st Lien Term Loan, Tranche B2, 4.75%, 3/21/19[1]	605,000	602,731
Fairway Group Acquisition, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 8/17/18[1]	4,152,475	4,165,451
Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.75%, 8/21/20[1]	836,000	857,109
Smart & Final, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 11/15/19[1]	2,910,279	2,913,917
Smart & Final, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 11/15/20[1]	625,641	636,590
Supervalu, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 3/21/19[1]	1,587,422	1,585,190
		13,472,115

16	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Food Products—1.5%
Advancepierre Foods, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 7/10/17[1]	$1,270,388	$1,279,121
Advancepierre Foods, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 10/10/17[1]	1,250,000	1,275,000
CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/3/20[1]	2,855,000	2,838,941
CSM Bakery Supplies, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 7/5/21[1]	660,000	663,850
Hostess Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/9/20[1]	3,200,000	3,304,000
Performance Food Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.25%, 11/14/19[1]	3,147,113	3,123,509
		12,484,421
Energy—5.2%
Energy Equipment & Services—4.4%
Blackbrush Texstar Borrower LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 6/4/19[1]	1,706,425	1,724,911
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.75%, 12/2/17[1]	4,522,000	4,609,966
Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6%, 3/31/21[1]	4,760,000	4,811,565
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.875%, 9/20/20[1]	1,600,000	1,600,800
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.125%, 7/18/20[1]	1,810,000	1,811,131
Harvey Gulf International Marine LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/18/20[1]	1,560,000	1,563,900
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[1]	1,560,000	1,567,800
Offshore Group Investment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 3/28/19[1]	2,149,200	2,177,408
Pacific Drilling SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/3/18[1]	1,541,138	1,549,999
ProPetro Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/30/19[1]	4,020,000	4,027,538
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/21/19[1]	3,570,000	3,440,588
Saxon Enterprises LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 2/15/19[1]	1,353,200	1,360,812
Sheridan Investment Partners I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5%, 10/1/19[1]	3,175,770	3,186,355
Sheridan Production Partners I-A LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5%, 10/1/19[1]	420,816	422,043
Sheridan Production Partners I-M LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5%, 10/1/19[1]	257,037	257,786

17	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Energy Equipment & Services Continued
Vantage Drilling Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 10/25/17[1]	$1,649,442	$1,671,091
		35,783,693
Oil, Gas & Consumable Fuels—0.8%
Philadelphia Energy Solutions, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 4/4/18[1]	4,997,475	4,410,272
Samson Investment Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6%, 9/25/18[1]	2,465,000	2,473,936
		6,884,208
Financials—3.5%
Capital Markets—0.9%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.179%, 5/13/17[1]	3,476,994	3,447,440
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[1]	1,450,000	1,445,770
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[1]	667,370	669,205
Walter Investment Management Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/28/17[1]	1,896,964	1,918,305
		7,480,720
Commercial Banks—0.8%
Hub International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/17/20[1]	3,200,000	3,212,000
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 9/25/19[1]	3,345,000	3,355,453
		6,567,453
Consumer Finance—0.2%
Fly Leasing Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 8/8/18[1]	1,306,935	1,317,282
Diversified Financial Services—0.4%
Altisource Portfolio Solutions, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 11/27/19[1]	1,685,372	1,700,119
Guggenheim Partners Investment Management, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 7/22/20[1]	1,500,000	1,507,125
		3,207,244
Insurance—1.2%
Aqgen Liberty Management I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 1/7/19[1]	5,000,000	5,028,125
Cooper Gay Swett & Crawford Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 4/16/20[1]	1,266,825	1,261,269
Cooper Gay Swett & Crawford Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 10/16/20[1]	640,000	633,600

18	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Insurance Continued
National Financial Partners Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/1/20[1]	$2,852,850	$2,872,463
		9,795,457
Health Care—11.2%
Health Care Equipment & Supplies—6.6%
Axcan Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 5.50%, 2/10/17[1]	1,898,662	1,898,662
BSN Medical GmbH & Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4%, 8/28/19[1]	1,825,000	1,833,368
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 6/7/19[1]	5,618,875	5,661,893
Convatec Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 12/22/16[1]	2,441,343	2,460,649
Covis Pharmaceuticals Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 4/4/19[1]	3,407,875	3,401,485
DJO Finance LLC/DJO Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/15/17[1]	3,293,302	3,307,711
Envision Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 9/3/20[1]	2,085,000	2,079,788
Generic Drug Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 7/29/20[1]	1,060,000	1,067,950
Golden Gate National Senior Care LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 5/4/18[1]	3,840,118	3,682,673
HCR ManorCare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 4/6/18[1]	2,585,765	2,531,593
IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 5/3/18[1]	2,228,615	2,245,330
Ikaria Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 7/3/18[1]	2,360,125	2,374,876
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.50%, 5/4/18[1]	4,427,750	4,462,344
LHP Hospital Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%, 7/3/18[1]	1,204,353	1,192,309
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.50%, 11/30/18[1]	2,259,338	2,224,505
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.50%, 2/9/17[1]	3,591,263	3,631,665
PRA Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 9/1/20[1]	3,485,000	3,480,100
Sage Products Holdings III LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/13/19[1]	1,096,650	1,102,361
Trident USA Health Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/31/19[1]	1,660,000	1,660,520
US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 7/3/19[1]	2,757,278	2,777,958
US Renal Care, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 7/3/20[1]	265,000	266,988

19	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Health Care Equipment & Supplies Continued
United Surgical Partners International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/3/19[1]	$603,915	$609,199
		53,953,927
Health Care Providers & Services—2.8%
American Renal Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.50%, 8/20/19[1]	2,198,950	2,176,044
Ardent Medical Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 7/2/18[1]	3,254,107	3,276,479
Ardent Medical Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 1/2/19[1]	500,000	511,250
Aveta, Inc./MMM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 12/12/17[1]	2,578,024	2,590,914
Genesis Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10%-10.603%, 12/4/17[1]	3,063,511	3,133,342
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.50%, 8/17/16[1]	2,180,475	2,184,110
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/1/18[1]	2,319,858	2,319,858
MSO of Puerto Rico, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.75%, 12/12/17[1]	1,874,923	1,884,298
RegionalCare Hospital Partners, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 11/4/18[1]	1,151,056	1,148,178
Surgical Care Affiliates, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/29/18[1]	1,995,000	1,987,519
inVentiv Health, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 8/4/16[1]	1,317,478	1,289,482
		22,501,474
Pharmaceuticals—1.8%
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/15/17[1]	2,198,699	2,207,632
Par Pharmaceutical, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/30/19[1]	1,166,043	1,163,614
Valeant Pharmaceuticals International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/5/20[1]	11,081,263	11,136,669
		14,507,915
Industrials—21.7%
Aerospace & Defense—2.8%
AM General LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.25%, 3/22/18[1]	1,818,375	1,691,089
DAE Aviation Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 6.25%, 11/2/18[1]	816,332	820,414
Tranche B2, 6.25%, 11/2/18[1]	370,070	371,921
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/20/17[1]	836,951	840,760

20	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Aerospace & Defense Continued
Doncasters Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/9/20[1]	$897,981	$903,594
DynCorp International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 7/7/16[1]	1,534,500	1,546,009
Evergreen Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 6/30/15[1]	1,338,991	1,311,791
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 12/31/15[1]	17,993,538	9,446,607
LMI Aerospace, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 12/28/18[1]	1,731,278	1,713,965
Landmark Aviation FBO Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 10/25/19[1]	67,652	68,223
Landmark Aviation FBO Canada, Sr. Sec. Credit Facilities Lien Term Loan, Tranche B, 5.75%, 10/25/19[1]	798,298	805,034
Sequa Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/19/17[1]	939,119	943,619
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/28/19[1]	1,860,005	1,869,305
		22,332,331
Air Freight & Logistics—0.1%
US Airways, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.25%, 5/23/19[1]	600,000	598,250
Airlines—0.2%
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.75%, 6/27/19[1]	1,132,163	1,126,502
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4%, 10/18/18[1]	492,500	494,741
		1,621,243
Building Products—0.7%
ABC Supply Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 4/16/20[1]	3,560,000	3,540,420
Atrium Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 11.94%, 4/30/16[1,3]	2,257,585	2,223,721
		5,764,141
Commercial Services & Supplies—9.7%
Advantage Sales & Marketing LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 6/17/18[1]	1,158,077	1,174,000
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%-6.658%, 3/16/17[1]	6,137,353	6,170,599
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[1]	3,680,000	3,738,265
Edmentum, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 5/17/18[1]	2,887,500	2,904,343
Expert Global Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 4/3/18[1]	2,774,459	2,833,416

21	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Commercial Services & Supplies Continued
First Data Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.18%, 3/23/18[1]	$4,961,525	$4,927,414
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.18%, 3/24/17[1]	4,121,532	4,108,137
GCA Services Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 9.25%, 11/1/20[1]	2,050,000	2,089,719
Infogroup, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 5/26/18[1]	621,258	560,168
Insight Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 10/31/19[1]	3,962,538	3,998,862
Language Line LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 12/20/16[1]	4,440,000	4,390,050
Livingston International, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 4/18/19[1]	1,396,500	1,394,754
Livingston International, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 4/17/20[1]	610,000	614,194
New Breed Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 10/1/19[1]	5,642,799	5,656,906
Orbitz Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 5.75%, 3/25/19[1]	3,287,151	3,308,725
Osmose Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/26/18[1]	7,286,062	7,310,346
Ozburn-Hessey Holding, Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/23/19[1]	3,446,363	3,446,363
Pitney Bowes Management Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 9/25/19[1]	1,240,000	1,238,450
Pitney Bowes Management Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.75%, 9/25/20[1]	395,000	391,050
Sabre, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/19/19[1]	3,965,025	3,991,293
Sabre, Inc., Sr. Sec. Credit Facilities Incremental 1st Lien Term Loan, Tranche B2, 5%, 2/19/19[1]	1,550,000	1,547,081
Sourcehov, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/30/18[1]	4,463,813	4,504,732
Sourcehov, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 4/30/19[1]	1,320,000	1,337,050
Spotless, Sr. Sec. Credit Facilites 2nd Lien Term Loan, 8.75%, 3/22/19[1]	905,000	914,050
Spotless, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 9/24/18[1]	2,715,000	2,725,181
SymphonyIRI Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/26/20[1]	1,115,000	1,117,788
WorldPay/Ship Midco Ltd., Sr. Sec. Credit Facilities Term Loan, Tranche C, 4.75%, 11/29/19[1]	1,795,000	1,809,958
iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 4/20/17[1]	1,115,000	1,076,310
		79,279,204
Electrical Equipment—1.4%
Applied Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 6/8/17[1]	245,000	247,680
Attachmate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%-7.89%, 11/22/17[1]	3,158,838	3,175,289

22	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Electrical Equipment Continued
Attachmate Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 11/22/18[1]	$705,457	$697,521
Eagle Parent, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/16/18[1]	1,126,927	1,130,590
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 5%, 3/1/20[1]	2,074,139	2,085,536
OpenLink Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.75%, 10/30/17[1]	1,111,842	1,116,011
Trizetto Group Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 5/2/18[1]	3,217,815	3,008,657
		11,461,284
Industrial Conglomerates—1.4%
Air Distribution Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 11/9/18[1]	2,200,974	2,219,315
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[1]	1,201,456	1,207,089
Gardner Denver, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/30/20[1]	4,120,000	4,087,955
Hillman Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 5/28/17[1]	863,530	871,104
Minimax GmbH & Co. KG, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/7/20[1]	1,250,000	1,259,375
Sensus USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 5/9/17[1]	1,861,249	1,850,198
		11,495,036
Machinery—2.3%
Accudyne Industries LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 12/13/19[1]	1,002,388	996,818
Alliance Laundry Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/10/18[1]	919,809	922,684
August Lux Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5%, 4/27/18[1]	1,232,528	1,240,231
Boomerang Tube LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 11%, 10/11/17[1]	448,205	437,000
CPM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 8/29/17[1]	1,831,736	1,840,895
International Equipment Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 8/16/19[1]	2,000,000	1,981,250
Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/28/20[1]	1,810,900	1,811,655
Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 7/11/18[1]	1,800,310	1,807,061
Rexnord LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 8/14/20[1]	3,250,000	3,217,500
Utex Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 4/10/20[1]	2,528,663	2,523,921
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 9/8/17[1]	2,235,009	2,230,819
		19,009,834

23	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Marine—0.7%
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[1]	$1,027,823	$1,010,800
Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 9/22/19[1]	2,621,189	2,548,925
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 8/17/17[1]	1,950,000	1,971,938
		5,531,663
Road & Rail—0.9%
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan, 7.50%, 10/12/14[1]	5,299,079	5,246,088
Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/8/19[1]	1,641,343	1,649,550
		6,895,638
Trading Companies & Distributors—1.5%
Home Loan Servicing Solutions, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/26/20[1]	2,229,413	2,254,493
JG Wentworth, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%, 2/8/19[1]	2,718,130	2,740,215
Ocwen Financial Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 2/15/18[1]	3,004,900	3,047,627
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[1]	1,965,431	2,024,394
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 10/15/17[1]	2,357,038	2,365,877
		12,432,606
Information Technology—5.2%
Communications Equipment—0.2%
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 5/31/19[1]	1,399,252	1,403,625
Computers & Peripherals—0.4%
Dell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/11/20[1]	3,655,000	3,600,555
Electronic Equipment, Instruments & Components—0.5%
Aeroflex Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.50%, 11/9/19[1]	1,302,738	1,314,333
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 10/30/19[1]	1,913,771	1,925,732
Kronos, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/30/20[1]	620,000	643,638
		3,883,703
Internet Software & Services—0.6%
Avaya, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.762%, 10/26/17[1]	907,119	817,258
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 8%, 3/31/18[1]	2,625,803	2,495,920
Hyland Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term, Tranche B, 5.50%, 10/25/19[1]	1,985,000	1,996,787
		5,309,965

24	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
IT Services—0.3%
Sophia LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/19/18[1]	$1,247,746	$1,254,959
Vertafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/3/19[1]	1,154,188	1,158,516
		2,413,475
Office Electronics—0.6%
BMC Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 8/7/20[1]	4,540,000	4,548,150
Software—2.6%
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.25%, 10/4/18[1]	3,759,094	3,792,926
Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 10/10/18[1]	3,675,981	3,688,233
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 10/10/19[1]	1,395,000	1,407,788
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.25%, 4/5/18[1]	2,882,013	2,896,423
Ion Trading Technologies Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 5/22/20[1]	2,433,900	2,436,942
Ion Trading Technologies Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 5/22/21[1]	630,000	633,544
Petroleum Place, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 11/20/18[1]	4,367,000	4,388,835
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 12/21/18[1]	1,473,863	1,487,373
RP Crown Parent LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 12/21/19[1]	645,466	659,585
		21,391,649
Materials—9.1%
Chemicals—4.1%
AI Chem & Cy SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.50%, 10/4/19[1]	1,120,998	1,123,800
Tranche B2, 4.50%, 10/4/19[1]	581,632	583,086
Arysta LifeScience Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 5/29/20[1]	1,251,863	1,253,427
Ascend Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/10/18[1]	1,048,589	997,470
CeramTec GmbH, Sr. Sec. Credit Faciliities 1st Lien Term Loan, Tranche B, 4.25%, 7/30/20[1]	769,981	769,981
CeramTec GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.25%, 8/30/20[1]	310,018	310,018
Cristal Inorganic Chemicals, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.998%, 11/15/14[1]	399,130	400,752
Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/1/20[1]	1,331,966	1,342,788
DuPont Performance Coatings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 2/1/20[1]	2,850,675	2,863,657
Houghton International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 12/20/19[1]	1,493,663	1,483,394

25	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Chemicals Continued
Houghton International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 12/21/20[1]	$1,200,000	$1,207,500
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 5/4/18[1]	2,790,807	2,765,517
MacDermid, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 6/7/20[1]	997,500	999,683
MacDermid, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 12/7/20[1]	1,705,000	1,730,575
Nexeo Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5%, 9/8/17[1]	1,160,065	1,149,914
Tranche B, 5%, 9/9/17[1]	1,239,807	1,220,435
OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 6.25%, 8/13/19[1]	656,250	657,891
Tranche B2, 6.25%, 8/13/19[1]	1,233,750	1,236,834
OXEA Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 1/15/20[1]	2,240,000	2,235,773
OXEA Sarl, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 7/15/20[1]	1,120,000	1,114,400
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/7/17[1]	3,312,947	3,336,413
Royal Adhesives & Sealants LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/31/18[1]	1,105,000	1,115,359
Tronox, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/19/20[1]	3,670,800	3,698,331
		33,596,998
Construction Materials—0.5%
Continental Building Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 8/14/20[1]	1,290,000	1,291,613
Continental Building Products LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 2/15/21[1]	210,000	211,050
Roofing Supply Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/31/19[1]	2,475,000	2,484,281
		3,986,944
Containers & Packaging—1.0%
Caraustar Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 5/1/19[1]	948,836	966,627
Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 7/3/19[1]	2,403,290	2,423,118
Expera Specialty Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 12/26/18[1]	2,493,750	2,518,688
Pact Group Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 5/29/20[1]	977,550	965,942
Xerium Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/17/19[1]	1,346,625	1,357,566
		8,231,941
Metals & Mining—2.5%
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, 2.408%, 12/19/13[2]	837,221	84
Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 5/16/18[1]	3,352,185	3,267,683

26	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Metals & Mining Continued
Constellium Holdco BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 3/25/20[1]	$2,328,300	$2,403,069
Fairmount Minerals Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.25%, 3/15/17[1]	1,205,000	1,205,000
Tranche B2, 5%, 9/3/19[1]	1,977,036	1,983,203
Fortescue Metals Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 10/18/17[1]	6,321,113	6,354,874
Noranda Aluminum Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/28/19[1]	4,925,000	4,647,969
		19,861,882
Paper & Forest Products—1.0%
Berlin Packaging LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 4/2/19[1]	1,380,000	1,382,875
Berlin Packaging LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 4/2/20[1]	490,000	493,675
Paperweight Development Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%-6.658%, 6/28/19[1]	3,615,001	3,633,075
Ranpak Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/23/19[1]	332,612	335,107
Ranpak, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 4/23/20[1]	389,901	401,598
Tekni-Plex, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-6.411%, 8/10/19[1]	2,125,000	2,135,625
		8,381,955
Telecommunication Services—3.7%
Diversified Telecommunication Services—3.4%
Convergeone LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.25%, 5/8/19[1]	2,920,000	2,902,968
Endurance International Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 11/9/19[1]	5,409,113	5,436,158
Endurance International Group, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.25%, 5/9/20[1]	1,455,000	1,462,275
IPC Systems, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.83%-7.75%, 7/31/17[1]	4,997,326	4,969,217
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 7.75%, 7/31/17[1]	139,647	136,882
Integra Telecom, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 2/22/19[1]	3,984,975	4,016,110
Securus Technologies Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 4/30/20[1]	4,170,000	4,114,748
Securus Technologies Holdings, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 4/30/21[1]	1,755,000	1,732,515
U.S. TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/23/17[1]	2,818,620	2,822,143
		27,593,016
Wireless Telecommunication Services—0.3%
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[1]	2,846,422	2,822,358

27	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Utilities—2.3%
Electric Utilities—1.7%
Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.375%, 8/7/19[1]	$3,294,474	$3,177,108
Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term, Delayed Draw, 0.50%, 8/31/19[1]	215,526	207,848
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.64%, 10/19/15[1,3]	3,064,042	1,777,144
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.018%, 2/22/15[1,3]	3,614,038	2,340,090
Texas Competitive Electric Holdings Co. LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.682%-4.766%, 10/10/17[1]	7,004,044	4,727,730
Texas Competitive Electric Holdings Co. LLC, Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.682%-3.766%, 10/10/14[1]	2,015,000	1,362,015
		13,591,935
Energy Traders—0.3%
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4%, 4/23/20[1]	2,203,150	2,202,691
Gas Utilities—0.3%
Panda Temple Power II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 4/3/19[1]	2,750,000	2,808,438
Total Corporate Loans (Cost $762,977,926)		756,272,017
Corporate Bonds and Notes—0.9%
Catalyst Paper Corp., 11% Sr. Sec. Nts., 10/30/17[3]	421,168	248,489
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[4]	2,640,000	2,983,200
Erickson Air-Crane, Inc., 6% Sub. Nts., 11/2/20	980,107	831,756
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19	1,205,000	1,250,172
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[4]	3,120,000	1,809,600
Total Corporate Bonds and Notes (Cost $7,788,220)		7,123,217
	Shares
Preferred Stocks—0.0%
Alpha Media Group, Inc., Preferred[5] (Cost $0)	105	—
Common Stocks—2.6%
Alpha Media Group, Inc.[5]	784	—
Cinram International Income Fund[5]	16,132,097	—
Revel Entertainment[5]	103,780	2,386,940
Young Broadcasting, Inc., Cl. A5,6	2,085	19,025,625
Total Common Stocks (Cost $16,483,782)		21,412,565

28	OPPENHEIMER MASTER LOAN FUND, LLC

	Units	Value
Rights, Warrants and Certificates—0.5%
ION Media Networks, Inc. Wts., Strike Price $0.01, Exp. 12/18/16[5] (Cost $1,641,870)	6,081	$3,800,625

	Shares
Investment Company—1.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[6,7] (Cost $8,431,010)	8,431,010	8,431,010
Total Investments, at Value (Cost $797,322,808)	97.9%	797,039,434
Other Assets Net of Liabilities	2.1	16,929,883

Net Assets	100.0%	$813,969,317

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. Interest or dividend is paid-in-kind, when applicable.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $4,792,800 or 0.59% of the Fund’s net assets as of September 30, 2013.

5. Non-income producing security.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units September 28, 2012[a]	Gross Additions	Gross Reductions	Shares/Units September 30, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	77,763,778	991,860,976	1,061,193,744	8,431,010
Young Broadcasting, Inc., Cl. Ab	3,899	—	1,814	2,085
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24	1,494	—	1,494	—

		Value	Income	Realized Gain
Oppenheimer Institutional Money Market Fund, Cl. E		$8,431,010	$82,887	$—
Young Broadcasting, Inc., Cl. Ab		— [c]	—	7,965,009
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24		—	—	6,310,712

		$8,431,010	$82,887	$14,275,721

a. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

b. No longer an affiliate as of September 30, 2013.

c. The security is no longer an affiliate, therefore, the value has been excluded from this table.

7. Rate shown is the 7-day yield as of September 30, 2013.

See accompanying Notes to Financial Statements.

29	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES    September 30, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $788,891,798)	$788,608,424
Affiliated companies (cost $8,431,010)	8,431,010
797,039,434
Cash	12,155,570
Receivables and other assets:
Investments sold	52,471,923
Interest, dividends and principal paydowns	3,297,210
Shares of beneficial interest sold	6,462
Other	23,519
Total assets	864,994,118
Liabilities
Payables and other liabilities:
Investments purchased	50,514,242
Shares of beneficial interest redeemed	47,630
Directors’ compensation	20,000
Shareholder communications	7,450
Other	435,479
Total liabilities	51,024,801
Net Assets—applicable to 58,805,217 shares of beneficial interest outstanding	$813,969,317
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$13.84

See accompanying Notes to Financial Statements.

30	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF OPERATIONS     For the Year Ended September 30, 2013

Investment Income
Interest	$105,663,576
Dividends from affiliated companies	82,887
Other income	646,926
Total investment income	106,393,389
Expenses
Management fees	4,482,726
Legal, auditing and other professional fees	395,585
Custodian fees and expenses	352,593
Directors’ compensation	47,614
Shareholder communications	23,859
Other	28,259
Total expenses	5,330,636
Less waivers and reimbursements of expenses	(52,457)
Net expenses	5,278,179
Net Investment Income	101,115,210
Realized and Unrealized Gain (Loss)
Net realized gain on investments from:
Unaffiliated companies	22,499,063
Affiliated companies	14,275,721
Net realized gain	36,774,784
Net change in unrealized appreciation/depreciation on:
Investments	(23,312,950)
Translation of assets and liabilities denominated in foreign currencies	(31,419)
Net change in unrealized appreciation/depreciation	(23,344,369)
Net Increase in Net Assets Resulting from Operations	$114,545,625

See accompanying Notes to Financial Statements.

31	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2013	Year Ended September 28, 2012[1]
Operations
Net investment income	$101,115,210	$142,848,380
Net realized gain (loss)	36,774,784	(20,159,330)
Net change in unrealized appreciation/depreciation	(23,344,369)	99,028,367
Net increase in net assets resulting from operations	114,545,625	221,717,417
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Proceeds from contributions	322,189,385	307,778,373
Payments for withdrawals	(1,735,107,507)	(359,203,397)
	(1,412,918,122)	(51,425,024)
Net Assets
Total increase (decrease)	(1,298,372,497)	170,292,393
Beginning of period	2,112,341,814	1,942,049,421
End of period	$813,969,317	$2,112,341,814

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

32	OPPENHEIMER MASTER LOAN FUND, LLC

FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Year Ended September 28,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
	2013	2012[1]	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$12.88	$11.56	$11.14	$9.96	$9.35
Income (loss) from investment operations:
Net investment income[2]	.90	.86	.93	.92	.76
Net realized and unrealized gain (loss)	.06	.46	(.51)	.26	(.15)
Total from investment operations	.96	1.32	.42	1.18	.61
Net asset value, end of period	$13.84	$12.88	$11.56	$11.14	$9.96
Total Return, at Net Asset Value[3]	7.45%	11.42%	3.77%	11.85%	6.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$813,969	$2,112,342	$1,942,049	$1,838,087	$1,073,069
Average net assets (in thousands)	$1,492,179	$2,045,550	$2,048,386	$1,449,988	$613,182
Ratios to average net assets:[4]
Net investment income	6.78%	6.98%	7.91%	8.68%	8.84%
Total expenses[5]	0.36%	0.33%	0.34%	0.36%	0.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.36%	0.33%	0.34%	0.35%	0.35%
Portfolio turnover rate	105%	60%	67%	72%	56%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2013	0.36%
Year Ended September 28, 2012	0.33%
Year Ended September 30, 2011	0.34%
Year Ended September 30, 2010	0.37%
Year Ended September 30, 2009	0.37%

See accompanying Notes to Financial Statements.

33	OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Master Loan Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date. As of September 30, 2013, 100% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.

For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

As of September 30, 2013, securities with an aggregate market value of $756,272,017, representing 92.9% of the Fund’s net assets were comprised of loans.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may

34	OPPENHEIMER MASTER LOAN FUND, LLC

purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Credit Risk. Loans and debt securities are subject to credit risk. Credit risk relates to the ability of the borrower under a loan or issuer of a debt to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers subsequently miss an interest payment. Information concerning securities not accruing income as of September 30, 2013 is as follows:

Cost	$3,913,849
Market Value	$260,355
Market Value as a % of Net Assets	0.03%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the“Exchange”), normally

35	OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

36	OPPENHEIMER MASTER LOAN FUND, LLC

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations

37	OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

38	OPPENHEIMER MASTER LOAN FUND, LLC

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

39	OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs[1]	Value
Assets Table
Investments, at Value:
Corporate Loans	$—	$756,271,933	$84	$756,272,017
Corporate Bonds and Notes	—	7,123,217	—	7,123,217
Preferred Stocks	—	—	—	—
Common Stocks	—	—	21,412,565	21,412,565
Rights, Warrants and Certificates	—	—	3,800,625	3,800,625
Investment Company	8,431,010	—	—	8,431,010

Total Assets	$8,431,010	$763,395,150	$25,213,274	$797,039,434

1. Securities classified as Level 3 were priced using unadjusted values provided by a broker-dealer for which such inputs are unobservable. At September 30, 2013, the value of these securities was $25,213,274. The Manager periodically reviews broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the broker.

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

40	OPPENHEIMER MASTER LOAN FUND, LLC

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of September 28, 2012	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Accretion/ (amortization) of premium/ discount[a]	Purchases	Sales	Value as of September 31, 2013
Assets Table
Investments, at Value:
Corporate Loans	$84	$—	$—	$—	$—	$—	$84
Corporate Bonds and Notes	43,310	(1,657)	1,641	(422)	—	(42,872)	—
Common Stocks	13,061,650	7,965,009	421,559	—	11,595,903	(11,631,556)	21,412,565
Rights, Warrants and Certificates	9,489,638	6,310,712	(2,578,726)	—	—	(9,420,999)	3,800,625

Total Assets	$22,594,682	$14,274,064	$(2,155,526)	$(422)	$11,595,903	$(21,095,427)	$25,213,274

a. Included in net investment income.

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to level 3 investments still held at September 30, 2013 includes:

Change in unrealized appreciation (depreciation)
Common Stocks	$421,559
Rights, Warrants and Certificates	(684,113)

Total	$(262,554)

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 28, 2012
	Shares	Amount	Shares	Amount
Contributions	24,304,138	$322,189,385	24,864,897	$307,778,373
Withdrawals	(129,483,641)	(1,735,107,507)	(28,949,768)	(359,203,397)

Net decrease	(105,179,503)	$(1,412,918,122)	(4,084,871)	$(51,425,024)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2013, were as follows:

	Purchases	Sales
Investment securities	$1,480,389,059	$2,829,626,227

41	OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.30%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2013, the Manager waived fees and/or reimbursed the Fund $52,457 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Loan Commitments

Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $3,998,819 at September 30, 2013. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At September 30, 2013, these commitments have a market value of $4,002,800 and have been included as Corporate Loans in the Statement of Investments.

42	OPPENHEIMER MASTER LOAN FUND, LLC

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11,

43	OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

7. Pending Litigation Continued

2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

44	OPPENHEIMER MASTER LOAN FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Oppenheimer Master Loan Fund, LLC:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Master Loan Fund, LLC, including the statement of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Master Loan Fund, LLC as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2013

45	OPPENHEIMER MASTER LOAN FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling

46	OPPENHEIMER MASTER LOAN FUND, LLC

and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Joseph Welsh and Margaret Hui, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail bank loan funds. The Board considered that the Fund outperformed its performance category median for the one-, three- and five-year periods. The Board also considered that other Oppenheimer Funds hold all outstanding shares of the Fund.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided

47	OPPENHEIMER MASTER LOAN FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

comparative data in regard to the fees and expenses of the Fund and other retail front-end load bank loan funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fees as well as its total expenses were well below that of its respective peer group median and category median. Within the total asset range of $2 billion to $5 billion, the Fund’s effective rate was lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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DIRECTORS AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Directors (since 2012) and Director (since 2007) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Director (since 2007) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Director (since 2007) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Director (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Beverly L. Hamilton, Director (since 2007) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Director (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Director (since 2007) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

51	OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS    Unaudited / Continued

F. William Marshall, Jr., Director (since 2007) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Director (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Director (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED DIRECTOR AND OFFICER	Mr. Glavin is an “Interested Director” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Director, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management

52	OPPENHEIMER MASTER LOAN FUND, LLC

William F. Glavin, Jr., Continued	Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey, Wixted and Ms. Hui, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Margaret Hui, Vice President (since 2007) Year of Birth: 1958	Vice President of the Sub-Adviser (since February 2005); Senior Portfolio Manager of the Sub-Adviser (since January 2005); Assistant Vice President of the Sub-Adviser (October 1999-January 2005). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President (since 2007) Year of Birth: 1964	Head of High Yield Corporate Debt Team (since April 2009), Senior Vice President of the Sub-Adviser (since May 2009). Vice President of the Sub-Adviser (December 2000-April 2009). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since

53	OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS    Unaudited / Continued

Arthur S. Gabinet, Continued	January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 89 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2007) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

54	OPPENHEIMER MASTER LOAN FUND, LLC

OPPENHEIMER MASTER LOAN FUND, LLC

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

55	OPPENHEIMER MASTER LOAN FUND, LLC

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

56	OPPENHEIMER MASTER LOAN FUND, LLC

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

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All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

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Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

57	OPPENHEIMER MASTER LOAN FUND, LLC

INFORMATION and services

General Information

Representatives available Mon–Fri 8am–8pm ET

1.800.CALL OPP (1.800.225.5677)

Written Correspondence and Transaction Requests

OppenheimerFunds Services

P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery

OppenheimerFunds Services

12100 East Iliff Avenue, Suite 300

Aurora, CO 80014

Oppenheimer funds are distributed by Oppenheimer Distributor, Inc.

RA1241.001.0913    November 22, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $38,800 in fiscal 2013 and $38,000 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $469,080 in fiscal 2013 and $424,956 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $653,930 in fiscal 2013 and $359,124 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Directors.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,123,010 in fiscal 2013 and $784,080 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Loan Fund, LLC

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/11/2013